Filed pursuant to Rule 497(e) under the Securities Act of 1933, as amended Securities Act File No. 333-141120

FUNDVANTAGE TRUST

DuPont Capital Emerging Markets Fund

DuPont Capital Emerging Markets Debt Fund

(each a “Fund,” and together, the “Funds”)

Supplement dated June 15, 2020 to the Funds’ Prospectus

dated September 1, 2019 (the “Prospectus”)

1.	In the “Summary of Principal Risks” section for the DuPont Capital Emerging Markets Fund on page 3 of the Prospectus, the paragraph entitled “Market Risk” is hereby deleted in its entirety and replaced with the following:

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties.  The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses.

2.	In the “Summary of Principal Risks” section for the DuPont Capital Emerging Markets Debt Fund on page 8 of the Prospectus, the paragraph entitled “Market Risk” is hereby deleted in its entirety and replaced with the following:

Market Risk: The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties.  The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses.

3.	In the “Principal Risks” section on page 16 of the Prospectus, the paragraph entitled “Market Risk” is hereby deleted in its entirety and replaced with the following:

Market Risk (Both Funds): The risk that the market value of a security may fluctuate, sometimes rapidly and unpredictably. The prices of securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Markets may additionally be impacted by negative external and/or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties.  The adverse impact of any one or more of these events on the market value of fund investments could be significant and cause losses. Recently, the outbreak of a novel and contagious form of coronavirus (“COVID-19”) has adversely impacted global economic activity and contributed to significant volatility in certain markets.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.